UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 4, 2004



                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                     000-50371             51-0467366
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


                                150 Motor Parkway
                         Hauppauge, New York 11788-5145
                    (Address of principal executive offices)


                                 (631) 232-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits

           (c)   The following exhibit is being "furnished" in accordance with
                 Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

                 99.1 Press Release of Curative Health Services, Inc. dated May 4, 2004.

Item 12.   Results of Operations and Financial Condition

           The following information is being "furnished" in accordance with
           Item 12 of Form 8-K and shall not be deemed "filed" for purposes of
           Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

           On May 4, 2004, Curative Health Services, Inc. issued a press release reporting on its results of operations and financial condition for the completed fiscal quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1 to this Report.

Signature

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CURATIVE HEALTH SERVICES, INC.


Date:  May 4, 2004              By:  /s/ Thomas Axmacher
                                     -------------------
                                         Thomas Axmacher
                                         Chief Financial Officer

                                                        Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
   Scott Eckstein
   Investor Relations
   Curative Health Services
   631-232-7044
   seckstein@curativehealth.com


         CURATIVE HEALTH SERVICES REPORTS RESULTS FOR FIRST QUARTER 2004

                    First Quarter Revenues of $65.6 Million,

                       GAAP Net Income Per Share of $0.23,

              Adjusted Net Income of $0.24 Per Share Before Charges

Hauppauge, New York - May 4, 2004 - Curative Health Services, Inc., (Nasdaq:
CURE), today reported first quarter results for the period ended March 31, 2004. Total revenues for the first quarter 2004 were $65.6 million, compared with $58.0 million reported in the first quarter of 2003. GAAP net income was $3.1 million or $0.23 per diluted share for the first quarter of 2004, compared with GAAP net income of $3.4 million or $0.25 per diluted share, for the first quarter of 2003. Adjusted net income for the first quarter 2004 was $3.2 million or $0.24 per diluted share, compared with adjusted net income of $5.0 million or $0.37 per diluted share for the first quarter of 2003.

For the quarter ended March 31, 2004, the Company reported earnings before interest and taxes (EBIT) of $5.8 million and earnings before interest, taxes and charges (Adjusted EBIT) of $6.0 million. Earnings before interest, taxes, depreciation, and amortization (EBITDA) for the quarter ended March 31, 2004 was $6.7 million and earnings before interest, taxes, depreciation, amortization and charges (Adjusted EBITDA) was $6.8 million. A reconciliation of GAAP net income to these metrics is included in this press release.

The adjusted first quarter 2004 results add back to GAAP net income certain aggregate after tax charges of approximately $0.1 million ($0.2 million pre-tax) or $0.01 per diluted share, including Critical Care Systems integration-related costs and litigation expenses related to the Prescription City situation. Tables reconciling GAAP net income and net income per diluted share to adjusted net income and net income per diluted share, as well as GAAP net income to adjusted EBIT and adjusted EBITDA for the three months ended March 31, 2004 accompany this press release. Management believes the adjusted net income, adjusted net income per diluted share, EBIT, adjusted EBIT, EBITDA and adjusted EBITDA information is necessary to better present the Company's underlying business operating results.

                                     (more)

"We are very pleased with our accomplishments during the first quarter including the completion of the Critical Care Systems transaction, which positions Curative as a national force in specialty infusion," said Joseph Feshbach, Curative's Chairman and Chief Executive Officer. "Looking ahead, our team is committed to realizing the strategic benefits of this combination."

More recently, Curative announced that it has completed its acquisition of Critical Care Systems, Inc. ("CCS") for a total consideration of approximately $150 million in cash. CCS is a leading national provider of specialty infusion pharmaceuticals and related comprehensive clinical services. CCS focuses on delivering four principal therapies: hemophilia clotting factor, intravenous immunoglobulin (IVIG), Total Parenteral Nutrition (TPN) and anti-infective therapies. These core therapies represent the essential components of Specialty Infusion and account for approximately 75% of CCS' revenues.

Also concurrent with the closing of the CCS transaction, Curative has closed an offering of $185 million aggregate principal amount of 10.75% senior notes due 2011 offered in a private placement to eligible purchasers pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The net proceeds of the senior notes offering were used to consummate the Company's acquisition of CCS, refinance its existing credit facility and pay related fees and expenses. Concurrent with the transaction closing, the Company also completed the refinancing of its existing credit facility with GE Healthcare Financial Services, a unit of GE Commercial Finance, as agent and lender of a $40 million senior secured credit facility to support permitted acquisitions, and future working capital and general corporate needs.


Fiscal 2004 Guidance

For 2004 the Company expects revenues to be in the range of $310-$317 million and adjusted net income to be in the range of $1.05-$1.10 per diluted share. This guidance reflects eight months of expected results for Critical Care Systems, Inc. Adjusted net income excludes expected charges related to the integration of CCS, legal costs associated with Prescription City, amortization of intangible assets and long term incentive compensation expense. The total charge for these items is expected to be in the range of $4.3 - $6.3 million. GAAP net income for 2004, which includes these charges, is expected to be in the range of $0.70-$0.80 per diluted share. Revenues for Specialty Pharmacy/Specialty Infusion Services are expected to be in the $282-$288 million range and revenues for Specialty Healthcare Services are expected to be in the $28-$29 million range. Specialty Pharmacy/Specialty Infusion Services revenue growth is expected from both organic growth as well as the inclusion in 2004 of a full year of operations of the specialty pharmacy businesses acquired during 2003 and the CCS acquisition. For the second quarter 2004, the Company expects revenues to be in the range of $66-$68 million and adjusted net income in the range of $0.18-$0.20 per diluted share, before expected charges related to the integration of CCS, legal costs associated with Prescription City, amortization of intangible assets and long term incentive compensation expense. The total charge for these items is expected to be in the range of $4.3 - $6.3 million. GAAP net loss per diluted share for the second quarter of 2004, which includes these charges, is expected to be in the range of $(0.05)-$(0.10) per diluted share, dependent upon when these charges are incurred.

                                     (more)

The guidance above relates to periods which have not yet ended or for which the Company has not yet closed its books or completed its review of its operating results and financial position. Accordingly, this guidance is preliminary and subject to change based on completion of that review.

The Company will host a conference call to discuss the Company's first quarter 2004 financial results, recent developments, business strategy and outlook on Tuesday, May 4, 2004, at 11:00 a.m. Eastern Time. To participate in the conference call, dial 1-800-915-4836 approximately 10 minutes prior to the scheduled start time.

If you are unable to participate, a digital replay of the call will be available from May 4, 2004 at 1:00 p.m. Eastern Time until 11:59 p.m. Eastern Time on May 11, by dialing 1-800-428-6051 with passcode # 351116. The live broadcast of Curative Health Services quarterly conference call will be available online by going to www.curative.com and selecting the Investor Relations link, on www.streetevents.com, and on www.companyboardroom.com. An online replay will be available shortly after the call through May 11, 2004 at those sites.


About Curative Health Services

Curative Health Services, Inc., through its two business units, Specialty Pharmacy Services and Specialty Healthcare Services, seeks to deliver high-quality results and exceptional patient satisfaction for patients experiencing serious or chronic medical conditions.

Curative's Specialty Pharmacy Services business unit provides products and related services to help patients manage the health care process, with a particular focus on patients with chronic and critical disease states including Hemophilia, Immune System Disorders, Infectious Diseases, Nutritional Disorders, Respiratory Syncytial Virus (RSV), Multiple Sclerosis, Rheumatoid Arthritis and Cancer.

Curative's Specialty Healthcare Services ("SHS") business unit is an industry leader in chronic wound care management. SHS provides a broad continuum of services to health care providers through a nationwide network. This national network of hospital-based Wound Care Center(R) programs has offered comprehensive treatment to over 440,000 patients.

                  For more information, visit www.curative.com.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are not limited to, risks associated with our acquisition of Critical Care Systems including, but not limited to integration risks and costs, risks of client retention, risks associated with the operations of the acquired business, as well as risks in our current businesses such as the termination or non-renewal of a material number of contracts, an inability to obtain new contracts, changes in the government regulations relating to the Company's Specialty Pharmacy Services or Specialty Healthcare Services business units, changes in the regulations governing third party reimbursements for the Company's services, manufacturing shortages of products sold by Curative's Specialty Pharmacy Services business unit, and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. Readers of this release are referred to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and Form 8-K filed on April 6, 2004, for further discussion of these and other factors that could affect future results.

                                 (Tables Follow)

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information


Condensed Consolidated Statements of Operations
-----------------------------------------------
(In thousands, except for per share data)
                                                             Unaudited
                                                        Three Months Ended
                                                             March 31,
                                                       2004            2003
                                                     -----------------------
Revenues                                             $ 65,558       $ 58,020
Costs and expenses:
   Cost of product sales and services                  49,751         40,865
   Selling, general & administrative                    9,849          8,345
Total charges incurred (see reconciliation table
following)                                                169          2,713
                                                       ------         ------
     Total costs and operating expenses                59,769         51,923
                                                       ------         ------
Income from operations                                  5,789          6,097

Interest income                                             6              2
Interest expense                                         (616)          (487)
                                                       ------         ------

Income before income taxes                              5,179          5,612

Income taxes                                            2,046          2,217
                                                       ------         ------
Net income                                           $  3,133       $  3,395
                                                       ======         ======

Net income per common share, basic                   $   0.24       $   0.28
                                                       ======         ======
Net income per common share, diluted                 $   0.23 (1)   $   0.25 (1)
                                                       ======         ======
Denominator for basic earnings per share,
weighted average common shares                         12,925         12,206
                                                       ======         ======
Denominator for diluted earnings per share,
weighted average common shares assuming
conversions                                            13,717         13,920
                                                       ======         ======

    (1) Calculated under the "as if converted" method, which requires adding shares related to convertible notes that have no contingencies to the denominator for diluted earnings per share and adding to net income, the numerator, tax effected interest expense relating to those convertible notes.

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

Reconciliation of GAAP Net income to
Adjusted net income
-----------------------------------------
(In thousands, except for per share data)

                                                                        Unaudited
                                                                    Three Months Ended
                                                                         March 31,
                                                                 2004             2003
                                                               --------         --------
GAAP Net income                                                $  3,133         $  3,395

Adjustments:
Costs related to Critical Care Systems integration                   97                -
Costs of litigation expenses related to Prescription City            72                -
Costs of pharmacy consolidation and executive terminations            -            2,713
                                                                 ------           ------
Subtotal of adjustments                                             169            2,713
Tax benefit                                                         (67)          (1,072)
                                                                 ------           ------
Adjusted net income                                            $  3,235         $  5,036
                                                                 ======           ======


Reconciliation of GAAP Net income per common share, diluted
to Adjusted net income per common share, diluted
-----------------------------------------------------------

GAAP net income per common share, diluted                      $   0.23 (1)     $   0.25 (1)

Adjustments:
Costs related to Critical Care Systems integration                 .007                -
Costs of litigation expenses related to Prescription City          .005                -
Costs of pharmacy consolidation and executive terminations            -             0.20
                                                                 ------           ------
Subtotal of adjustments                                            .012             0.20
Tax benefit                                                       (.004)           (0.08)
                                                                 ------           ------
Adjusted net income per common share, diluted                  $   0.24 (1)     $   0.37 (1)
                                                                 ======           ======
Denominator for diluted earnings per share,
weighted average common shares assuming conversions              13,717           13,920
                                                                 ======           ======

     (1) Calculated under the "as if converted" method, which requires adding shares related to convertible notes that have no contingencies to the denominator for diluted earnings per share and adding to net income, the numerator, tax effected interest expense relating to those convertible notes.

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information

Reconciliation of GAAP Net income to
EBIT and Adjusted EBIT
------------------------------------
                                                       Unaudited
                                                   Three Months Ended
                                                       March 31,
                                                  2004            2003
                                                -------         -------
GAAP Net income                                 $ 3,133         $ 3,395

 Adjustments:
 Income taxes                                     2,046           2,217
 Interest expense                                   616             487
 Interest income                                     (6)             (2)
                                                  -----           -----
 EBIT                                             5,789           6,097
 Adjustments:
 Charges                                            169           2,713
                                                  -----           -----
 Adjusted EBIT                                  $ 5,958         $ 8,810
                                                  =====           =====

Reconciliation of GAAP Net income to
EBITDA and Adjusted EBITDA
------------------------------------

GAAP net income                                 $ 3,133         $ 3,395

Adjustments:
 Income taxes                                     2,046           2,217
 Interest expense                                   616             487
 Interest income                                     (6)             (2)
Depreciation and amortization                       888             570
                                                  -----           -----
EBITDA                                            6,677           6,667
Charges                                             169           2,713
                                                  -----           -----
Adjusted EBITDA                                 $ 6,846         $ 9,380
                                                  =====           =====

                 CURATIVE HEALTH SERVICES, INC. AND SUBSIDIARIES
                         Selected Financial Information


Condensed Consolidated Balance Sheets
-------------------------------------
(Dollars in thousands)

                                                      Unaudited
                                                       March 31,      December 31,
                                                         2004             2003
                                                       ---------      ------------
Assets
Current assets:
  Cash and cash equivalents                            $   1,506       $   1,072
  Accounts receivable, net                                58,216          55,217
  Deferred tax assets                                      2,984           2,984
  Inventories                                              9,684          11,237
  Prepaids and other current assets                        1,501           4,270
                                                         -------         -------
     Total current assets                                 73,891          74,780

  Property and equipment, net                              7,651           7,890
  Goodwill and intangibles                               149,996         150,040
  Other long-term assets                                   1,359           1,228
                                                         -------         -------
     Total assets                                      $ 232,897       $ 233,938
                                                         =======         =======


Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                                     $  30,586       $  28,892
  Accrued expenses                                         9,494          11,502
  Deferred taxes                                           1,007           1,007
  Current portion of long-term liabilities                 7,871           7,911
                                                         -------         -------
     Total current liabilities                            48,958          49,312

  Long-term liabilities                                   34,448          39,599
  Deferred tax liability                                   1,307           1,307
                                                         -------         -------
     Total long-term liabilities                          35,755          40,906

  Stockholders' equity                                   148,184         143,720
                                                         -------         -------
     Total liabilities and stockholders' equity        $ 232,897       $ 233,938
                                                         =======         =======


      Editors Note: This release is also available on the Internet over the
                   World Wide Web at: http://www.curative.com


                                      # # #